Exhibit 10.14
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT NO. 1
TO SECOND AMENDED AND RESTATED NANTOMICS EXCLUSIVE RESELLER AGREEMENT

This Amendment No. 1 (the “Amendment”) is made as of the date of the last signature below and shall be effective as of October 1, 2017 (the “Amendment Effective Date”), by and between NantHealth, Inc. (“NantHealth”) and NantOmics, LLC (“NantOmics”).

RECITALS

Whereas, NantHealth and NantOmics are parties to that certain Second Amended and Restated NantOmics Exclusive Reseller Agreement, effective as of June 19, 2015 (the “Agreement”);

Whereas, NantHealth and NantOmics wish to amend and clarify certain terms of the Agreement.

Now, Therefore, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, agree as follows:

AGREEMENT

The Agreement is hereby amended as follows:

1.    In Section 3.1 of the Agreement (Revenue Share):

a.
With respect to Omics Services completed between the Amendment Effective Date and June 30, 2018 (the “Fee Adjustment Period”): (i) the “Fee Floor” shall be [***] (instead of [***]) and (ii) the reference to “[***]” in the table in Section 3.1 shall be deemed to be “[***]”.

b.	In the last paragraph of Section 3.1, the phrase “if NantHealth bills” is hereby replaced with “if NantHealth bills following the Fee Adjustment Period”.

2.
Except as set forth in this Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. Except as otherwise modified or defined herein, all capitalized terms in this Amendment have the same meanings as set forth in the Agreement. If there is conflict between this amendment and the Agreement or any earlier amendment, the terms of this Amendment will prevail.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS HEREOF, the parties have agreed and fully executed this Amendment.

NantHealth, Inc.                    NantOmics, LLC

By: /s/ Paul Holt         By: /s/ Charles Kim

Name: Paul Holt         Name: Charles Kim

Title: CFO         Title: eVP

Date: 12/18/2017         Date: 12/18/2017

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.